Class B Shares (SESIX)

Supplement dated July 10, 2019 to the
Summary Prospectus, Prospectus, and Statement of Additional Information dated April 30, 2019

On July 5, 2019 the last remaining Class B shares were automatically converted to Class A shares after being held by the shareholders for approximately 8 years from the date of purchase. For several years prior to the conversion of those shares out of Class B, all purchases by new and existing shareholders were restricted and limited to dividend reinvestments only. Accordingly, the conversion of these last remaining shares out of Class B effectively terminated Class B of the Fund. Effective immediately, Class B shares will cease to operate.

Please see the Prospectus and Statement of Additional Information for more information about the fees and expenses associated with Class A shares.

Please retain this supplement for future reference.